[Picture of Domed Building]

COLONIAL TAX-EXEMPT INSURED FUND ANNUAL REPORT

November 30, 1998







                               Not FDIC Insured
                               May Lose Value
                               No Bank Guarantee

                   COLONIAL TAX-EXEMPT INSURED FUND HIGHLIGHTS
                      DECEMBER 1, 1997 - NOVEMBER 30, 1998

INVESTMENT OBJECTIVE: Colonial Tax-Exempt Insured Fund seeks as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds.

PORTFOLIO MANAGER COMMENTARY: "Interest rate volatility, low nominal rates, and a near-record level of supply created challenging conditions for investors in tax-exempt bonds. Despite these hurdles, the Fund was well-positioned to take advantage of declining interest rates and was able to generate attractive performance relative to its Lipper competitive peer group."(1)
                                                                  -- Gary Swayze

                  Colonial Tax-Exempt Insured Fund Performance

                                                      Class A     Class B     Class C
     Inception date                                   11/20/85    5/5/92      8/1/97
--------------------------------------------------------------------------------------
     12-month distributions declared per share(2)      $0.452     $0.386      $0.413
--------------------------------------------------------------------------------------
     SEC yields on 11/30/98 (3)                         3.32%      2.73%       3.02%
--------------------------------------------------------------------------------------
     Taxable-equivalent SEC yields (4)                  5.50%      4.52%       5.00%
--------------------------------------------------------------------------------------
     12-month total returns, assuming                   7.29%      6.47%       6.80%(5)
     reinvestment of all distributions and no
     sales charge or contingent deferred
     sales charge (CDSC)
--------------------------------------------------------------------------------------
     Net asset value per share on 11/30/98             $8.62      $8.62       $8.62

Maturity Breakdown(6) (as of 11/30/98)
---------------------------------------

1 - 3 years....................... 6.3%
3 - 5 years....................... 2.5%
5 - 7 years........................1.3%
7 - 10 years...................... 4.8%
10 - 15 years.................... 25.6%
15 - 20 years.................... 31.7%
20 - 25 years.................... 18.8%
25+ years......................... 6.8%
Cash equivalents.................. 2.2%

(1)      See page 5 for complete Lipper rankings.

(2) A portion of the Fund's income may be subject to the alternative minimum tax.

(3) The 30-day SEC yields on 11/30/98 reflect the portfolio's earning power, net of expenses and expressed as an annualized percentage of the public offering price at the end of the period. If the Distributor had not waived certain Fund expenses, the SEC yield for Class C shares would have been 2.68%.

(4) Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

(5) Performance results reflect any voluntary waiver of Fund expenses by the Distributor. Absent this waiver, performance results would have been lower.

(6) Maturity breakdown is calculated as a percentage of total investments, including short-term obligations. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these maturity breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[PICTURE OF STEPHEN E. GIBSON]

I am pleased to present the annual report for Colonial Tax-Exempt Insured Fund for the 12-month period ended November 30, 1998.

Conditions for fixed-income investments varied considerably during the period. While the environment for bonds was positive overall, a variety of domestic and international factors created a volatile climate for bond fund investors. In the U.S., the periodic fears of inflation that existed early in the period all but vanished during the second half, as an increasing number of signs pointed toward a gradually slowing U.S. economy. This environment set the stage for a series of interest rate cuts by the Federal Reserve Board in the fall of 1998, helping bond values end the period on a positive note.

Flight to quality was a theme that repeated itself at various times during the period. Abroad, the economic and financial turmoil that began in Asia in the fall of 1997 gradually spread to other less-developed markets. As a result, investors worldwide were drawn to the relative safety and stability of U.S. Treasury bonds. While returns on higher-quality fixed-income investments, including municipals, were positive, investor demand for quality and stability made U.S. Treasury bonds the biggest winners.

The disciplined bond fund management style for which Colonial is known served investors well, enabling the Fund's Class A shares to outperform the majority of its peers over the past 12 months.(1) For quality-conscious investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial Tax-Exempt Insured Fund remains a viable investment option for their investment portfolios.

The following report will provide you with more specific information on your Fund's performance and the market in which the Fund invests. Thank you for choosing Colonial Tax-Exempt Insured Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


/s/  Stephen E. Gibson
----------------------
Stephen E. Gibson
President
January 13, 1999

(1)      Please see page 5 for complete Lipper rankings.

         Because market and economic conditions change frequently, there can be no assurance that the trends discussed above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

GARY SWAYZE is portfolio manager of Colonial Tax-Exempt Insured Fund and is vice president of Colonial Management Associates, Inc.

TAX-EXEMPT MARKET GENERATED GAINS DESPITE CHALLENGING CONDITIONS

The market value of municipal bonds appreciated approximately 3% during the past 12 months, according to the Bond Buyer 40 Index, a widely used measure of tax-exempt market performance. This gain was generated under challenging investment conditions. Interest rates were volatile during the period as investors remained preoccupied with events that had the potential to affect the U.S. economy's growth rate and, therefore, the direction of interest rates. During the first half of the period, these events included economic weakness in Southeast Asia that investors thought would have a negative impact on the level of U.S. business activity. When a slowdown failed to materialize and the U.S. economy continued to generate stable economic growth, investors feared that the Federal Reserve Board might raise interest rates, and bond prices declined. In the tax-exempt market, the environment was further complicated by a near-record level of new-issue supply, as issuers rushed to take advantage of lower interest rates to refinance existing debt as well as to finance new projects. At times, the market found it difficult to absorb this supply, and tax-exempt prices suffered.

During the second half of the period, a financial and political crisis emerged in Russia that increased market volatility in the U.S. and abroad. Investors sought relatively stable investments, such as U.S. Treasury securities. This flight to quality and some slowing of the U.S. economy increased demand for U.S. Treasurys, helping to push yields down to their lowest level in 30 years. As a result, Treasurys outperformed all other sectors of the fixed-income market, including municipal bonds. However, because the credit quality of tax-exempt bonds is second only to U.S. government securities, their prices benefited from this trend.

FUND'S OUTPERFORMANCE REFLECTS INVESTMENT STRATEGY

For the 12-month period ended November 30, 1998, the Fund generated a total return of 7.29% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 6.87% for the same period.(1)

We attribute this outperformance to the Fund's investment strategy. Based on our expectation for low inflation and modest economic growth, we structured the portfolio with a larger-than-average proportion of bonds that tend to perform well during periods of declining interest rates. These included bonds with good call protection. In addition, the Fund had a longer-than-average maturity structure. Longer-maturity bonds are generally more sensitive to changes in interest rates than shorter-maturity bonds, and experience attractive price increases when interest rates decline.

MAJOR BOND INSURERS MAY RAISE THEIR UNDERWRITING STANDARDS

During the period, $500 million in tax-exempt bonds issued by the Allegheny Health Education and Research Foundation (AHERF) for a teaching hospital system in greater Philadelphia were affected by a bankruptcy filing. A sizable portion of these bonds were insured by MBIA, a leading bond insurer. Although the Fund did not own any AHERF bonds, the default affected the entire tax-exempt market and may affect the tax-exempt insured market. Historically tight quality spreads (the extra payment required by investors to own bonds they believe carry higher risk) widened in response to this default, as the market began to look more carefully at the projects or facilities coming to market. In other words, investors required higher coupons to own bonds with lower credit ratings, highlighting the relative safety of insured municipal bonds. We expect that this default may cause the major bond insurers to review and possibly adjust their underwriting standards and become more selective in the issuers they insure. Moving in that direction should have a positive impact on the underlying credit quality of insured tax-exempt bonds.

Just as the AHERF default may cause the major, AAA-rated bond insurers to pull back from insuring certain issues, it may also create an opportunity for new insurers to enter the market. One potential beneficiary is American Capital Access (ACA), an A-rated bond insurer that currently insures lower-quality issuers that typically would not qualify for AAA-rated insurance support, such as small, profitable community hospitals.

OUTLOOK FOR A POSITIVE ECONOMIC AND MARKET ENVIRONMENT

We have a positive market outlook and do not anticipate changing our long-term investment strategy. However, while we believe that interest rates may still fall further, we appreciate how many of our economic expectations have already been met -- economic growth continues to be under control, inflation remains in check, and the Federal Reserve Board has lowered interest rates three times. We will continue to monitor the economy and the market carefully in the months ahead. If we think that there is a decisive shift in the environment and that interest rates may begin to rise, we will adjust our strategy in response. In the meantime, we believe that the Fund is well positioned to take advantage of current market conditions.

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Insured Municipal Debt Funds universe. The Fund (Class A shares) ranked in the second quartile for 1 year (rated 14 out of 48 funds), in the second quartile for 5 years (rated 15 out of 30 funds), and in the third quartile for 10 years (rated 10 out of 17 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

          Colonial Tax-Exempt Insured Fund's Investment Performance vs.
                    the Lehman Brothers Municipal Bond Index
               Change in Value of $10,000 from 11/30/88 - 11/30/98
                     based on NAV and POP for Class A shares

[GRAPHIC OF LINE CHART]

         LABEL        A         B         C
                    -----     -----     -----
LABEL                NAV       POP
                    -----     -----     -----
 1                  10000     10000     10000
 2                  10225      9739     10193
 3                  10606     10102     10627
 4                  10755     10244     10811
 5                  11007     10484     11101
 6                  11105     10577     11239
 7                  11263     10728     11404
 8                  11333     10794     11505
 9                  11739     11181     11956
10                  12023     11452     12275
11                  12328     11743     12554
12                  12559     11963     12861
13                  12873     12262     13183
14                  13200     12573     13501
15                  13401     12765     13787
16                  13839     13182     14297
17                  14012     13347     14505
18                  14827     14122     15359
19                  14856     14150     15436
20                  15395     14663     16042
21                  15414     14681     16113
22                  15426     14694     16210
23                  15017     14304     15817
24                  15240     14516     16064
25                  14394     13711     15266
26                  15653     14909     16515
27                  16238     15466     17258
28                  16249     15477     17488
29                  17063     16253     18151
30                  17127     16313     18339
31                  16717     15923     18047
32                  17019     16210     18405
33                  17827     16980     19218
34                  17810     16964     19349
35                  17962     17109     19541
36                  18525     17645     20106
37                  19009     18106     20596
38                  19507     18580     21118
39                  19708     18772     21375
40                  19911     18965     21845
41                  20394     19425     22194

                 Growth of a $10,000 Investment Made on 11/30/88
                                 As of 11/30/98

--------------------------------------------------------------------------------
         Class A                    Class B                    Class C
      NAV        POP           NAV         w/CDSC         NAV             w/CDSC
--------------------------------------------------------------------------------
    $20,394    $19,425       $19,422       $19,422       $20,270         $20,270


                          Average Annual Total Returns
                                 As of 11/30/98

--------------------------------------------------------------------------------
                       Class A              Class B             Class C
Inception             11/20/85              5/5/92              8/1/97
                    NAV     POP        NAV      w/CDSC      NAV      w/CDSC
--------------------------------------------------------------------------------
1 year             7.29%     2.19%      6.47%    1.47%      6.80%     5.80%
--------------------------------------------------------------------------------
5 years            5.76      4.74       4.97     4.64       5.63      5.63
--------------------------------------------------------------------------------
10 years           7.39      6.87       6.86     6.86       7.32      7.32
--------------------------------------------------------------------------------


Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor and its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                        NOVEMBER 30, 1998 (IN THOUSANDS)

          MUNICIPAL BONDS - 97.6%                                PAR       VALUE
          EDUCATION - 5.2%
           Education - 3.5%
           IN Purdue University,
            Series 1998-P,
                                   5.250%      07/1/12 (a)     $ 1,000    $  1,067
           MA Health and Educational Facilities Authority:
            Harvard University, Series N,
                                   6.250%      04/1/20           3,000       3,572
            Northeastern University, Series E,
                                   6.550%      10/1/22           1,500       1,660
           UT State Municipal Finance Co-operative
            Local Government, Pooled Capital
            Improvement,
                                   6.800%      05/1/12           1,000       1,115
                                                                             -----
                                                                             7,414
                                                                             -----
           Student Loan - 1.7%
           AL State Higher Education Loan Corp.,
            Series 1994-C,
                                   5.850%      09/1/04           1,000       1,070
           NM State Educational Assistance
            Foundation, Series A,
                                   6.700%      04/1/02             200         214
           PA State Higher Education Assistance
            Student Loan IFRN (variable rate),
            Series 1990-B,
                                  11.143%      03/1/20           2,000       2,230
                                                                             -----
                                                                             3,514
                                                                             -----

          HEALTHCARE - 8.2%
           Hospital
           IL Health Facilities Authority:
            Methodist Health Services Corp.:
            Series 1985-G,
                                   8.000%      08/1/15             925         960
            Series 1992-B, IFRN (variable rate),
                                   9.872%      05/1/21             500         589
            Rockford Memorial Hospital, Series B,
                                   6.750%      08/15/18             50          55
           MA Health and Educational Facilities Authority:
            McLean Hospital, Series C,
                                   6.625%      07/1/15             500         550

                     Investment Portfolio/November 30, 1998

          MUNICIPAL BONDS - CONT.                              PAR       VALUE
          HEALTHCARE - CONT.
           Hospital - Cont.
           New England Deaconess Hospital,
            Series D,
                                   6.875%      04/01/22   $  2,500    $  2,787
           Valley Regional Health System,
            Series C,
                                   7.000%      07/01/08      1,585       1,896
           MS State Hospital Equipment and
            Facilities Authority,
            Rush Medical Foundation Project,
                                   6.700%      01/01/18        250         273
           OK State Industrial Authority,
            Baptist Medical Center,
            Series C,
                                   7.000%      08/15/04      1,500       1,716
           TN Knox City Health Education and
            Housing Facilities,
                                   5.250%      01/01/15      5,000       5,261
           WA Health Care Multicare Health,
                                   5.000%      08/15/22      1,000         977
           WI State Health & Educational
            Facilities Authority:
            Bellin Memorial Hospital,
                                   6.625%      02/15/08      1,000       1,168
            Waukesha Memorial Hospital,
                                   7.250%      08/15/19         60          64
            Milwaukee Regional Medical Center,
            Series 1990,
                                   7.500%      08/01/11      1,000       1,067
                                                                        ------
                                                                        17,363
                                                                        ------
          HOUSING - 4.5%
           Multi-Family - 2.3%
           IL Onterie Center Housing Finance Corp.,
            Onterie Center Project,
            Series 1992-A,
                                   7.050%      07/01/27      2,000       2,145
           MA State Housing Finance Agency,
            Series A,
                                   6.400%      01/01/09      1,910       2,064
           MD Howard County Medical Mortgage
            Heartlands Elderly Apartments,
            Series 1985,
                                   8.875%      12/01/10        490         528
                                                                        ------
                                                                         4,737
                                                                        ------

                                  Investment Portfolio/November 30, 1998
           Single-Family - 2.2%
           AK State Housing Finance Corp.,
            Series 1990-A2,
                                   7.000%     12/01/11                                          $   45      $   48
           FL Brevard County Housing Finance Authority,
            Series C,
                                   7.000%     09/01/23                                              40          42
           MA State Housing Finance Agency,
            Series 21,
                                   7.125%     06/01/25                                           1,310       1,407
           MS Housing Finance Corporation Single
            Family Mortgage,
                                   8.250%     10/15/18                                           1,990       2,073
           WV State Housing Development Fund,
            Series C,
                                   5.800%     05/01/17                                           1,000       1,059
                                                                                                            ------
                                                                                                             4,629
                                                                                                            ------
          OTHER - 7.9%
           Pool/Bond Bank - 0.7%
           MI Municipal Bond Authority, Local
            Government Loan Program,
            Series 1991-C,
                                          (b) 06/15/15                                           3,380       1,515
                                                                                                            ------
           Refunded/Escrowed (c) - 7.2%
           FL Dunedin, Mease Health Care Center,
            Series 1991,
                                   6.750%     11/15/11                                             100         111
           FL Hollywood Water & Sewer Revenue,
                                   6.750%     10/01/11                                              50          55
           IL Chicago, Central Public Library Project,
            Series 1988-C,
                                   6.850%     01/01/17                                           1,000       1,117
           IL Decatur,
                                   6.900%     10/01/14                                             250         272
           IN Whitko Middle School Building
            Corporation First Mortgage, Series 1991,
                                   6.750%     07/15/12                                           1,000       1,086
           MA State Port Authority,
            Series 1990-A,
                                   7.500%     07/01/20                                             235         254

                                  Investment Portfolio/November 30, 1998
          MUNICIPAL BONDS - CONT.                                                                 PAR      VALUE
          OTHER - CONT.
           Refunded/Escrowed - Cont.
           NV Reno Hospital, St. Mary's Regional
            Medical Center, Series 1991-A,
                                   6.700%     07/01/21                                        $  1,000    $  1,093
           NY New York City Municipal Finance
            Authority Water and Sewer Systems,
            Series 1991-C,
                                   7.000%     06/15/16                                           1,500       1,643
           OK State Industrial Authority,
            Baptist Medical Center,
            Series A,
                                   7.000%     08/15/14                                             150         162
           OR Portland International Airport,
                                   7.100%     07/01/21                                             950       1,175
           PA Pottstown Borough Authority Sewer,
            Guaranteed Sewer Revenue, Series 1991,
                                         (b)  11/01/16                                           1,000         413
           SC Charleston County Certificate
            of Participation, Series 1991,
                                   7.100%     06/01/11                                           2,000       2,202
           SC Piedmont Municipal Power Agency,
            Series 1991-A,
                                   6.125%     01/01/07                                              75          85
           TN Chattanooga-Hamilton County,
            Series 1991-B, IFRN (variable rate),
                                  10.622%     05/25/21                                           1,000       1,175
           TX Colorado River Municipal Water
            District,  Water Transmission Facilities,
            Series 1991-A,
                                   6.625%     01/01/21                                             250         265
           TX Harris County Health Facilities
            Development Corp.,
            Texas Children's Hospital, Series A,
                                   7.000%     10/01/19                                              50          53
           WA Clark County Public Utilities
            District Number 001 Electric System,
                                   6.500%     01/01/11                                             200         215
           WA State Housing Finance Commission,
            Franciscan Eldercare Corp.,
            Series 1991:
                                   6.875%     01/01/21                                             910         986
                                   6.875%     01/01/21                                           1,340       1,452

                                  Investment Portfolio/November 30, 1998
           WA State Public Power Supply System,
            Nuclear Project No. 2,
            Series A,
                                   6.500%      07/01/05                                         $   200    $   217
           WI State Health & Educational
            Facilities Authority,
            Waukesha Memorial Hospital,
                                   7.250%      08/15/19                                             940      1,016
           WV School Building Authority, Capital
            Import Revenue Bonds, Series 1990-B,
                                   6.750%      07/01/17                                              75         80
                                                                                                           -------
                                                                                                            15,127
                                                                                                           -------
          OTHER REVENUE - 0.7%
           Recreation
           CA Fairs Financing Authority,
            Series 1991,
                                   6.500%      07/01/11                                           1,300      1,411
                                                                                                           -------
          RESOURCE RECOVERY - 0.8%
           Resource Recovery
           SC Charleston County Solid Waste User Fee,
                                   6.500%      01/01/09                                           1,405      1,597
                                                                                                           -------

          TAX-BACKED - 33.3%
           Local Appropriated - 4.5%
           IL Chicago Board of Education,
            Series 1992-A,
                                   6.250%      01/01/15 (d)                                       6,000      6,997
           OH Butler County Transportation Improvement
            District, Series A,
                                   6.000%      04/01/12                                           2,250      2,547
                                                                                                           -------
                                                                                                             9,544
                                                                                                           -------
           Local General Obligations - 14.2%
           AZ Maricopa County School District,
            Number 8 Osborn,
                                   7.500%      07/01/08                                           1,235      1,547
           AZ Mohave County Unified High School
            District, Series B,
                                   8.500%      07/01/06                                             250        321
           AZ Tucson,
            Series 1994-G,
                                   7.625%      07/01/14                                           3,140      4,157

                                  Investment Portfolio/November 30, 1998
          MUNICIPAL BONDS - CONT.                                                               PAR       VALUE
          TAX-BACKED - CONT.
           Local General Obligations - Cont.
           CO El Paso County School District No. 11,
            Series 1996,
                                   7.100%     12/01/18                                       $  4,420    $  5,711
           CO Highlands Ranch Metropolitan
            District No. 2,
            Series 1996,
                                   6.500%     06/15/12                                          1,000       1,198
           GA Columbia County School District,
            Series A,
                                   6.750%     04/01/08                                          1,695       2,020
           IL Chicago,
            Series 1995 A-2,
                                   6.250%     01/01/14                                          4,000       4,660
           LA New Orleans,
            Series 1998,
                                   5.500%     12/01/15 (a)                                      1,060       1,151
           MD Baltimore:
                                   7.000%     10/15/08                                            300         366
                                   7.000%     10/15/09                                          1,055       1,303
           NV Clark County,
            Series A,
                                   7.500%     06/01/07                                            350         431
           NV Las Vegas-Clark County Library District,
                                   7.500%     02/01/02                                          1,000       1,108
           OH Greater Cleveland Regional
            Transportation Authority:
            Series 1996,
                                   5.600%     12/01/11                                          2,000       2,177
            Series 1998,
                                   5.375%     12/01/14                                          1,040       1,100
           PA Allegheny County Institution District,
            Series 18,
                                         (b)  04/01/10                                          2,000       1,198
           TX Deer Park Independent School District,
            Series 1998,
                                   4.250%     02/15/18                                          1,500       1,367
                                                                                                          -------
                                                                                                           29,815
                                                                                                          -------
           Special Non-Property Tax - 5.9%
           IL Metropolitan Pier & Exposition
            Authority, McCormick Place Expansion
            Project, Series A:
                                         (b)  06/15/01                                          3,750       1,556
                                         (b)  06/15/17                                          3,800       1,488

                                  Investment Portfolio/November 30, 1998
           IL State Dedicated Tax,
           Civic Center, Series A,
                                   7.000%     12/15/13                                          $  200     $   217
           NV Clark County,
            Series 1998,
                                   5.250%     11/01/13                                           2,000       2,098
           NY State Local Government Assistance Corp.,
            Series 1993-E,
                                   5.000%     04/01/21                                           3,175       3,200
           NY Triborough Bridge & Tunnel Authority,
            Series A,
                                   6.625%     01/01/17                                             250         268
           PR Commonwealth of Puerto Rico Highway
            & Transportation Authority,
            Series 1996-Y,
                                   6.250%     07/01/12                                           3,000       3,546
                                                                                                           -------
                                                                                                            12,373
                                                                                                           -------
           State Appropriated - 5.0%
           IN State Office Building Commission,
            Women's Prison, Series B,
                                   6.250%     07/01/16                                           8,000       9,356
           WV State Building Commission,
            Series 1998-A,
                                   5.375%     07/01/18                                           1,000       1,065
                                                                                                           -------
                                                                                                            10,421
                                                                                                           -------
           State General Obligations - 3.7%
           CA State,
            Series 1995,
                                  10.000%     10/01/06                                           1,000       1,389
           DC District Columbia,
            General Obligation, Series 1993-B1,
                                   5.500%     06/01/09                                           1,000       1,081
           MA State,
            Series B,
                                   5.500%     06/01/11 (d)                                       5,000       5,381
                                                                                                           -------
                                                                                                             7,851
                                                                                                           -------
          TRANSPORTATION - 9.0%
           Air Transportation - 0.5%
           NY Port Authority of New York & New Jersey,
            JFK International Air Terminal, Series 6,
                                   6.250%     12/01/08                                           1,000       1,152
                                                                                                           -------

                                  Investment Portfolio/November 30, 1998
          MUNICIPAL BONDS - CONT.                                                                  PAR       VALUE
          TRANSPORTATION - CONT.
           Airport - 2.2%
           CA San Francisco City & County Airport Commission,
            Series 1998,
                                   4.500%     05/01/26                                         $ 1,500     $ 1,406
           HI State, Airport System Revenue,
            Series 2,
                                   6.750%     07/01/21                                             250         270
           IL Chicago O'Hare International Airport
            Special Facility, International Terminal,
                                   6.750%     01/01/12                                             300         326
           MA State Port Authority,
            Series 1990 A,
                                   7.500%     07/01/20                                             765         821
           OR Portland International Airport,
                                   7.100%     07/01/21                                              50          54
           TX Dallas-Fort Worth Regional Airport,
            Series A,
                                   7.375%     11/01/11                                           1,380       1,616
           TX Houston Airport System Revenue,
            Series A,
                                   6.750%     07/01/21                                             200         216
                                                                                                           -------
                                                                                                             4,709
                                                                                                           -------
           Toll Facilities - 0.8%
           NY State Thruway Authority,
            Series 1997-D,
                                   5.375%     01/01/27                                           1,395       1,445
           TX Harris County,
            Toll Road Revenue,
                                   6.500%     08/15/11                                             120         132
                                                                                                           -------
                                                                                                             1,577
                                                                                                           -------
           Transportation - 5.5%
           DC Metropolitan Area Transit Authority,
                                   6.000%     07/01/10                                           1,000       1,143
           IL Regional Transportation Authority,
            Series C,
                                   7.750%     06/01/20                                           5,000       6,898
           SC State Ports Authority,
            Series 1991:
                                   6.500%     07/01/06                                             250         269
                                   6.750%     07/01/21                                           3,000       3,241
                                                                                                           -------
                                                                                                            11,551
                                                                                                           -------

                                  Investment Portfolio/November 30, 1998
          UTILITY - 28.0%
           Investor Owned - 6.1%
           DE State Economic Development Authority,
            New Castle County Gas System,
            Series 1991-C,
                                   7.150%      07/01/21                                       $  1,000    $  1,091
           HI State Department of Budget & Finance,
            Hawaiian Electric Co.,
            Series A,
                                   6.600%      01/01/25                                          4,000       4,464
           MI St. Clair County Economic
            Development Corp.,
            Detroit Edison Co., Series 1993-AA,
                                   6.400%      08/01/24                                          1,000       1,139
           NV Clark County Pollution Control
            Nevada Power Company,  Series 1992-B,
                                   6.600%      06/01/19                                          3,500       3,850
           NY New York Energy Research & Development
            Adjusted Gas Facilities,
            Brooklyn Union Gas Company Series 1989-B,
                                   6.750%       02/01/24                                         2,000       2,194
                                                                                                            ------
                                                                                                            12,738
                                                                                                            ======

           Joint Power Authority - 11.3%
           CA Southern California Power Authority,
            Palo Vero Project,
            Series 1989-A,
                                   5.000%      07/01/15                                          5,250       5,258
           GA Municipal Electric Authority Power,
            Series 1997-Y,
                                   6.400%      01/01/13                                          1,000       1,175
           SC Piedmont Municipal Power Agency,
            Series 1991-A,
                                   6.125%      01/01/07                                            425         478
           SC State Public Service Authority,
            Series A,
                                   6.250%      01/01/22                                          3,500       3,942
           TX State Municipal Power Agency:
                                         (b)    09/01/10                                         5,000       2,947
                                         (b)    09/01/11                                         7,900       4,396
                                         (b)    09/01/12                                         3,000       1,573
                                         (b)    09/01/15                                         8,975       3,956
                                                                                                            ------
                                                                                                            23,725
                                                                                                            ------

                                  Investment Portfolio/November 30, 1998
          MUNICIPAL BONDS - CONT.                                                                  PAR       VALUE
          UTILITY - CONT.
           Municipal Electric - 4.5%
            AK Anchorage: Series 1993,
                                   8.000%      12/01/09                                        $ 1,000    $  1,316
            Series 1996,
                                   6.500%      12/01/10                                          3,075       3,669
           PR Puerto Rico Electric Power Authority,
            Series 1989-O,
                                   5.000%      07/01/12                                          1,900       1,903
           SD Heartland Consumers Power District,
                                   6.000%      01/01/09                                            300         337
           TX San Antonio,
            Series 1998-A,
                                   4.500%      02/01/21 (a)                                      1,000         933
           WA State Public Power Supply System,
            Nuclear Project No. 2,
            Series 1992-A,
                                         (b)   07/01/11                                          2,315       1,284
                                                                                                             -----
                                                                                                             9,442
                                                                                                             -----

           Water & Sewer - 6.1%
           FL Saint John's County Water and Sewer,
            Saint Augustine Shores System,
            Series 1991-A:
                                         (b)   06/01/13                                          2,600       1,312
                                         (b)   06/01/14                                          1,500         717
           GA Fulton County Water and Sewer,
                                   6.375%      01/01/14                                          6,000       7,034
           IL Kankakee Sewer,
            Series 1991,
                                   7.000%      05/01/14                                          1,000       1,129
           MD Baltimore,
            Wastewater Project,
            Series 1998-B,
                                   5.375%      07/01/15                                          1,540       1,628
           VA Loudoun County Sanitation Authority,
            Series 1992,
                                   6.250%      01/01/16                                          1,000       1,097
                                                                                                           -------
                                                                                                            12,917
                                                                                                           -------

          TOTAL INVESTMENTS - 97.6% (cost of $182,530)(e)                                                  205,122
                                                                                                           -------

                                  Investment Portfolio/November 30, 1998
          SHORT-TERM OBLIGATIONS - 2.2%
          VARIABLE RATE DEMAND NOTES (f)
           IL Health Facilities Authority,
            Central Dupage Hospital,
                                   3.300%      11/01/20                                        $ 1,300    $  1,300
           IN State Health Facilities Financing Authority,
            Series 1990,
                                   3.200%      12/01/10                                            100         100
           MS Perry County,
            Leaf River Forest Project,
                                   3.250%      03/01/02                                            800         800
           NM Farmington,
            Arizona Public Service Co.,
            Four Corners Project, Series 1994-B,
                                   3.250%      09/01/24                                          1,700       1,700
           NY New York City Municipal Water
            Finance Authority,
            Series 1995-A,
                                   3.750%      06/15/25                                            700         700
                                                                                                         ---------

          TOTAL SHORT-TERM OBLIGATIONS                                                                       4,600
                                                                                                         ---------

          OTHER ASSETS & LIABILITIES, NET - 0.2%                                                               511
                                                                                                         ---------
          NET ASSETS - 100.0%                                                                            $ 210,233
                                                                                                         =========

NOTES TO INVESTMENT PORTFOLIO:

(a) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.

(b)      Zero coupon bond.

(c) The Fund has been informed that the issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(d) These securities, or a portion thereof, with a total market value of $11,444 are being used to collateralize the delayed delivery purchase indicated in note (a) above.

(e)      Cost for federal income tax purposes is the same.

(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 1998.

                        Acronym                                 Name
                        -------                       --------------------------
                         IFRN                         Inverse Floating Rate Note

           Notes to Investment Portfolio continued on following page.

                     Investment Portfolio/November 30, 1998

NOTES TO INVESTMENT PORTFOLIO - CONT.

                        SUMMARY OF SECURITIES BY INSURER

                                                                     % of
        Insurer                                               Net Assets
        -------                                               ----------
        Municipal Bond Insurance Agency                             30.6
        Financial Guarantee Insurance Company                       29.4
        AMBAC Indemnity Corporation                                 27.5
        Uninsured Securities                                         8.7
        Financial Security Assurance                                 2.4
        Connie Lee Insurance Company                                 0.7
        Bond Investment Guarantee Insurance                          0.6
        Capital Guarantee Insurance Company                          0.1
                                                              ----------
                                                                   100.0
                                                              ==========


          Short futures contract open on November 30, 1998,

                          Par Value                              Unrealized
                          covered by        Expiration          appreciation
            Type          contracts         month               at 11/30/98
        Treasury Bond         5,500         March                  $ 124

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                NOVEMBER 30, 1998
            (in thousands except for per share amounts and footnotes)

      ASSETS
      Investments at value (cost $182,530)                                  $205,122
      Short-term obligations                                                   4,600
                                                                            --------
                                                                             209,722

      Receivable for:
        Interest                                               $3,852
        Fund shares sold                                          122
        Variation margin on futures                                67
        Investments sold                                           65
      Other                                                        65          4,171
                                                               ------       --------
          Total Assets                                                       213,893

      LIABILITIES
      Payable for:
        Investments purchased                                   3,128
        Fund shares repurchased                                   268
        Distributions                                             246
      Accrued:
        Deferred Trustees fees                                      5
      Other                                                        13
                                                               ------
        Total Liabilities                                                      3,660
                                                                            --------

      NET ASSETS                                                            $210,233
                                                                            ========
      Net asset value & redemption price per share -
      Class A ($171,812/19,926)                                                $8.62(a)
                                                                               =====
      Maximum offering price per share - Class A
      ($8.62/0.9525)                                                           $9.05(b)
                                                                               =====
      Net asset value & offering price per share -
      Class B ($37,716/4,374)                                                  $8.62(a)
                                                                               =====
      Net asset value & offering price per share -
      Class C ($705/82)                                                        $8.62(a)
                                                                               =====

      COMPOSITION OF NET ASSETS
      Capital paid in                                                       $187,979
      Overdistributed net investment income                                     (260)
      Accumulated net realized loss                                             (202)
      Net unrealized appreciation on:
        Investments                                                           22,592
        Open futures contracts                                                   124
                                                                            --------
                                                                            $210,233
                                                                            ========


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)      On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1998

      (in thousands)
      INVESTMENT INCOME
      Interest                                                                                      $ 11,918

      EXPENSES
      Management fee                                                            $1,204
      Service fee                                                                  537
      Distribution fee - Class B                                                   284
      Distribution fee - Class C                                                     2
      Transfer agent fee                                                           325
      Bookkeeping fee                                                               85
      Trustees fee                                                                  17
      Audit fee                                                                     31
      Legal fee                                                                      5
      Custodian fee                                                                  2
      Registration fee                                                              27
      Reports to shareholders                                                        8
      Other                                                                         25
                                                                                ------
      Total expenses                                                             2,552
      Fees waived by
         the Distributor - Class C                                                  (1)                2,551
                                                                                ------              --------
             Net Investment Income                                                                     9,367
                                                                                                    --------

      NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS

      Net realized gain on:
         Investments                                                             2,068
         Closed futures contracts                                                   22
                                                                                ------
           Net Realized Gain                                                                           2,090
       Change in net unrealized appreciation
       during the period on:
         Investments                                                             3,443
         Open futures contracts                                                    124
                                                                                ------
             Net Change in Unrealized Appreciation                                                     3,567
                                                                                                    --------
             Net Gain                                                                                  5,657
                                                                                                    --------
      Increase in Net Assets from Operations                                                        $ 15,024
                                                                                                    ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                  Year ended
      (in thousands)                                              November 30
                                                       ----------------------------
     INCREASE (DECREASE) IN NET ASSETS                     1998             1997(a)
     Operations:
     Net investment income                              $   9,367        $  10,736
     Net realized gain                                      2,090            4,577
     Net unrealized appreciation (depreciation)             3,567           (1,144)
                                                        ---------        ---------
         Net Increase from Operations                      15,024           14,169
     Distributions:
     From net investment income - Class A                  (8,073)          (9,102)
     In excess of net investment income - Class A            (220)              --
     From net realized gains - Class A                     (1,079)              --
     From net investment income - Class B                  (1,451)          (1,656)
     In excess of net investment income - Class B             (39)              --
     From net realized gains - Class B                       (230)              --
     From net investment income - Class C                     (12)              (1)
     In excess of net investment income - Class C             (b)               --
     From net realized gains - Class C                         (1)              --
                                                        ---------        ---------
                                                            3,919            3,410
                                                        ---------        ---------
     Fund Share Transactions
     Receipts for shares sold - Class A                     5,722            8,069
     Value of distributions reinvested - Class A            5,974            5,450
     Cost of shares repurchased - Class A                 (24,642)         (41,496)
                                                        ---------        ---------
                                                          (12,946)         (27,977)
                                                        ---------        ---------
     Receipts for shares sold - Class B                     4,704            1,089
     Value of distributions reinvested - Class B            1,102              962
     Cost of shares repurchased - Class B                  (7,365)          (8,696)
                                                        ---------        ---------
                                                           (1,559)          (6,645)
                                                        ---------        ---------
     Receipts for shares sold - Class C                       680              100
     Value of distributions reinvested - Class C                9                1
     Cost of shares repurchased - Class C                     (93)              --
                                                        ---------        ---------
                                                              596              101
                                                        ---------        ---------
       Net Decrease from Fund Share Transactions          (13,909)         (34,521)
                                                        ---------        ---------
             Total Decrease                                (9,990)         (31,111)

     NET ASSETS
     Beginning of period                                  220,223          251,334
                                                        ---------        ---------
     End of period (net of overdistributed and
       including undistributed net investment
       income of $260 and $168, respectively)           $ 210,233        $ 220,223
                                                        =========        =========

(a)      Class C shares were initially offered on August 1, 1997.

(b)      Rounds to less than one.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                                 Year ended
                                                                 November 30
                                                         -----------------------
                                                           1998             1997(a)
     NUMBER OF FUND SHARES
     Sold - Class A                                         672              974
     Issued for distributions reinvested - Class A          700              659
     Repurchased - Class A                               (2,886)          (5,014)
                                                         ------           ------
                                                         (1,514)          (3,381)
                                                         ------           ------
     Sold - Class B                                         551              132
     Issued for distributions reinvested - Class B          129              116
     Repurchased - Class B                                 (862)          (1,050)
                                                         ------           ------
                                                           (182)            (802)
                                                         ------           ------
     Sold - Class C                                          80               12
     Issued for distributions reinvested - Class C            1              (b)
     Repurchased - Class C                                  (11)              --
                                                         ------           ------
                                                             70               12
                                                         ------           ------

(a)      Class C shares were initially offered on August 1, 1997.

(b)      Rounds to less than one.

See notes to financial statements.

                 NOTES TO FINANCIAL STATEMENTS
                       NOVEMBER 30, 1998


NOTE 1. ACCOUNTING POLICIES

ORGANIZATION: Colonial Tax-Exempt Insured Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

                 Notes to Financial Statements/November 30, 1998

NOTE 1. ACCOUNTING POLICIES - CONT.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro rata portion of the combined average net assets of the Fund, Colonial Tax-Exempt Fund, and Colonial High Yield Municipal Fund as follows:

                 Notes to Financial Statements/November 30, 1998
------------------------------------------------------------------------------

                Average Net Assets          Annual Fee Rate
                ------------------          ---------------
                 First $1 billion                0.60%
                 Next $2 billion                 0.55%
                 Next $1 billion                 0.50%
                 Over $4 billion                 0.45%

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997, and continuing through calendar year 1997, the Transfer Agent fee was reduced 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended November 30, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $16,095 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $69,989 and $931 on Class A, Class B and Class C shares, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                 Notes to Financial Statements/November 30, 1998

NOTE 3.  PORTFOLIO INFORMATION

INVESTMENT ACTIVITY: During the year ended November 30, 1998, purchases and sales of investments, other than short-term obligations were $25,109,443 and $41,358,708, respectively.

Unrealized appreciation at November 30, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

  Gross unrealized appreciation                     $22,591,894
  Gross unrealized depreciation                               -
                                                    -----------
          Net unrealized appreciation               $22,591,894
                                                    ===========

OTHER: The Fund has greater than 10% of its net assets at November 30, 1998 invested in Illinois.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1998.

                 Notes to Financial Statements/November 30, 1998

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 24,630,502 shares of beneficial interest. The votes cast at the Meeting were as follows:


                                                                   AUTHORITY
                                                       FOR         WITHHELD
To Elect a Board of Trustees.
           Robert J. Birnbaum                        14,646,956       656,728

           Tom Bleasedale                            14,650,977       652,707

           John Carberry                             14,648,602       655,082

           Lora S. Collins                           14,650,977       652,707

           James E. Grinnell                         14,646,956       656,728

           Richard W. Lowry                          14,650,977       652,707

           Salvatore Macera                          14,646,956       656,728

           William E. Mayer                          14,638,728       664,956

           James L. Moody, Jr.                       14,650,977       652,707

           John J. Neuhauser                         14,650,977       652,707

           Thomas E. Stitzel                         14,648,533       655,151

           Robert L. Sullivan                        14,650,977       652,707

           Anne-Lee Verville                         14,650,977       652,707


To amend fundamental investment policies regarding borrowing and lending.

                       FOR           AGAINST          ABSTAIN
                    11,289,536       560,166          866,806


To reclassify the fundamental investment policy regarding the purchase of illiquid securities.

                       FOR           AGAINST          ABSTAIN
                    11,083,873       716,598          916,036


To approve policies for a master fund/feeder structure.

                       FOR           AGAINST          ABSTAIN
                    11,178,137       517,688         1,020,684

\                             FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:

                                                                      Year ended November 30
                                                                                1998
                                                           Class A             Class B             Class C
                                                        ------------        -------------       -------------
     Net asset value -
        Beginning of period                             $      8.470         $      8.470        $      8.470
                                                        ------------         ------------        ------------
     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                     0.384                0.318               0.345 (b)
     Net realized and
       unrealized gain (loss)                                  0.218                0.218               0.218
                                                        ------------         ------------        ------------
        Total from Investment
           Operations                                          0.602                0.536               0.563
                                                        ------------         ------------        ------------
     LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
     From net investment income                               (0.390)              (0.326)             (0.352)
     In excess of net investment income                       (0.011)              (0.009)             (0.010)
     From net realized gains                                  (0.051)              (0.051)             (0.051)
                                                        ------------         ------------        ------------
     Total Distributions
        Declared to Shareholders                              (0.452)              (0.386)             (0.413)
                                                        ------------         ------------        ------------
     Net asset value -
        End of period                                   $      8.620         $      8.620        $      8.620
                                                        ============         ============        ============
     Total return (d)                                           7.29%                6.47%               6.80% (e)
                                                        ============         ============        ============

     RATIOS TO AVERAGE NET ASSETS
     Expenses (g)                                               1.06%                1.81%               1.51% (b)
     Net investment income(g)                                   4.49%                3.74%               4.04% (b)
     Portfolio turnover                                           12%                  12%                 12%
     Net assets at end
      of period (000)                                   $    171,812         $     37,716        $        705

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(b) Net of fees waived by the Distributor which amounted to $0.026 per share and 0.30%.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f)      Not annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:



                 Year ended November 30
 --------------------------------------------------------------------
                  1997                                1996
   Class A      Class B       Class C(a)      Class A       Class B
 ------------  -----------   -----------    -----------   -----------

     $ 8.330      $ 8.330       $ 8.530        $ 8.380       $ 8.380
 ------------  -----------   -----------    -----------   -----------

       0.398        0.336         0.118          0.403         0.342

       0.136        0.136        (0.061)(c)     (0.045)       (0.045)
 ------------  -----------   -----------    -----------   -----------

       0.534        0.472         0.057          0.358         0.297
 ------------  -----------   -----------    -----------   -----------

      (0.394)      (0.332)       (0.117)        (0.408)       (0.347)
           -            -             -              -             -
           -            -             -              -             -
 ------------  -----------   -----------    -----------   -----------

           -            -             -              -             -
 ------------  -----------   -----------    -----------   -----------

     $ 8.470      $ 8.470       $ 8.470        $ 8.330       $ 8.330
 ------------  -----------   -----------    -----------   -----------
       6.63%        5.83%         0.68% (f)      4.48%         3.70%
 ------------  -----------   -----------    -----------   -----------

       1.07%        1.82%         1.51% (h)      1.05%         1.80%
       4.76%        4.01%         4.22% (h)      4.92%         4.17%
         26%          26%           26%            25%           25%

   $ 181,543     $ 38,580         $ 100      $ 206,713     $ 44,621

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(h)      Annualized.



 1998 Federal Income Tax Information (unaudited) 99.12% of the income distributions will be treated as exempt income for federal income tax purposes.

 For the fiscal year ended November 30, 1998 the Fund earned
 $855,839 of long term capital gains of which none and $855,839 are 28% and 20% rate gains, respectively.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                           Year ended November 30
                                     --------------------------------------------------------------------
                                                 1995                                 1994
                                       Class A            Class B           Class A            Class B
                                     ------------       ------------      ------------       ------------
Net asset value -
   Beginning of period               $      7.450       $      7.450      $      8.420       $      8.420
                                     ------------       ------------      ------------       ------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                       0.418              0.359             0.439              0.378
Net realized and
  unrealized gain (loss)                    0.935              0.935            (0.977)            (0.977)
                                     ------------       ------------      ------------       ------------
   Total from Investment
      Operations                            1.353              1.294            (0.538)            (0.599)
                                     ------------       ------------      ------------       ------------
LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
    income                                 (0.423)            (0.364)           (0.432)            (0.371)
                                     ------------       ------------      ------------       ------------
Net asset value -
   End of period                     $      8.380       $      8.380      $      7.450       $      7.450
                                     ------------       ------------      ------------       ------------
Total return (a)                            18.55%             17.68%            (6.61)%            (7.31)%
                                     ------------       ------------      ------------       ------------

RATIOS TO AVERAGE NET
ASSETS
Expenses                                     1.05% (b)          1.80% (b)         1.05%              1.80%
Net investment income                        5.20% (b)          4.45% (b)         5.44%              4.69%
Portfolio turnover                             31%                31%               36%                36%
Net assets at end
of period (000)                      $    240,894       $     50,016      $    198,909       $     45,801


(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
  COLONIAL TAX-EXEMPT INSURED FUND

         In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Tax-Exempt Insured Fund (a series of Colonial Trust IV) at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL
BY TELEPHONE
Customer Connection - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information............ press  1

For account information............................................. press  2

To speak to a service representative................................ press  3

For yield and total return information.............................. press  4

For duplicate statements or new supply of checks.................... press  5

To order duplicate tax forms and year-end statements................ press  6
(February through May)

To review your options at any time during your call................. press  *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Tax-Exempt Insured Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Tax-Exempt Insured Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.



* Effective October 1, 1998, Colonial Investor Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES
ROBERT J. BIRNBAUM

Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

THOMAS E. STITZEL

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN

Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


[LIBERTY LOGO]
LIBERTY
COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR
LIBERTY FUNDS DISTRIBUTOR, INC. (C) 1999
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621, 1-800-426-3750
VISIT US AT www.libertyfunds.com